Exhibit 10.4

[***] Certain portions of this exhibit have been omitted because they are not material and the registrant customarily and actually treats that information as private or confidential.

GS-CoreCard Confidential

SCHEDULE OF WORK NO. 2

TO PROFESSIONAL SERVICES AGREEMENT

SCHEDULE OF WORK FOR ONGOING SERVICES (MANAGED SERVICES)

This Schedule of Work No. 2 (the "SOW"), effective as of August 1, 2019 {the "SOW Effective Date"), is entered into pursuant to, and is subject to and governed by, the Master Professional Services Agreement (the "Agreement''), dated August 1, 2019, by and between The Goldman Sachs Group, Inc. ("GS"), and CoreCard Software, Inc. ("Consultant") (each., a "Party" and together, the "Parties").

Except as expressly set forth in Section V of this SOW, the GTCs and their accompanying relevant Exhibits and Attachments will govern performance of the Services descnoed in this SOW.

Capitalized terms used in this SOW will have meanings given in this SOW or, if not defined in this SOW, will have the meanings given in the Agreement.

I.	General Information

Table 1: General Information
General Information
Project Name:	Ongoing Services (Managed Services)
Brief Description of Project:

Pursuant to Section 10.3(d) of the GTCs, this SOW (along with Schedule of Work No. 1 under the Agreement) describes the Ongoing Services (i.e., those services that had been performed by Consultant under the Services Agreement immediately prior to the Effective Date of the Agreement and that will continue to be performed by Consultant after the Effective Date of the Agreement).

The Ongoing Services under this SOW involve Consultant performing managed services support for the Licensed Software, including:

•         Resolve issues escalated by the GS's L1 team;

•         Deliver formal incident reports, including any information gathered for any escalated issues;

•         Provide assistance to build and maintain diagnostic and monitoring systems;

•         Assist GS with testing of Updates (as defmed in the Master License Agreement) delivered by Consultant for deployment;

•         Provide training services to GS Personnel for systems admi11istration and operations;

•         Provide assistance to GS for any legal and/or regulatory requests/ audits;

•         Monitoring of systems to detect and resolve issues;

•         Performing capacity planning and forecasting; and

•         Monitoring and maintaining non-production environments as requested byGS.

.. Table 1: General Information ·'
Additional details regarding the scope of Services to be provided by Consultant under this SOW are set out below.
SOW Effective Date:	August 1, 2019	SOW Tenn:	Until October 31, 2019
Commencement and Completion
Planned Commencement Date:	August 1, 2019	Planned Completion Date:	October 31, 2019
Contacts
G Program Director for this SOW:	[***]	Consultant Program Director for this SOW:	[***]
	Tel: [***] Email: [***]		Tel: [***] Email: [***]
GS Program Director for this SOW:	[***]	Consultant Program Director for this SOW:	[***]
	Tel: [***] Email:		Tel: [***]
	[***]		Email: [***]

Tracking and Ove.rsight - Reports and Meetings		:	:
Reports:

Consultant will provide (i) a monthly performance report regarding the Services it provided in the prior month (including its performance against the KPis; number and types of issues and incidents addressed; number and types of Consultant Personnel providing the Services; status of projects; change control issues, etc.); and (ii) any other reports mutually agreed to by the Parties.

Meetings:

GS and Consultant will meet regularly to review the status of the Services; Consultant's performance against the KPis; address incidents and issues; address staffing needs, etc. Such meetings will include the following: (i) GS Personnel and Consultant Personnel will have daily operational meetings; (ii) GS Personnel and Consultant Personnel will have weekly status meetings; (iii) the GS Program

Director(s) and the Consultant Promnn Director(s) will have

Table 1: General Information
relationship meetings at least once a. month; and (iv) any other meetings mutually agreed to by the Parties. Cons ultant may charge GS for such meetings on a T&M basis as described below.

II	Services and Deliverables

A.	Services

Table 2-1: Services
Scope. Consultant will provide the following Services under this SOW:

•         In addition to the scope of Services described in Table 1 above, the Services to be provided under this SOW include those Services described below and in Attachment 1 to this SOW.

•         Consultant Personnel will:

0    Proactively monitor 1he production environment of the Licensed Software for production issues on 24x7x365 basis;

0    Promptly notify GS if Consultant Personnel identify a production issue or other issue with respect to the Licensed Software;

0    Respond to GS as promptly as practicable after being contacted by GS if GS identifies a production issue with respect to the Licensed Software;

0    Respond to GS as promptly as practicable after being contacted by GS regarding other inquiries; and

0    Resolve a production issue respect to the Licensed Software as promptly as practicable.

•         Except as otherwise agreed by the Parties with respect to specific Services, Consultant will perform the Services 24x7x365 basis, including as follows:

0    Level 1 (service desk/triage): 1 to 2 people at all times, team of 10 rotates;

Table 2-1: Services
0 Level 2 (across IT, config mgmt., app support, DBA) 4 to 5 people at all times, team of 40 rotates; and 0 Level 3 (leads/managers): I person at all times. Team of about 10 rotates and is on-call.
GS Requirements. GS's requirements with respect to the Services include:	NIA
Locations. The locations (Consultant and GS) from which Consultant will perform the Services are:

Consultant will perform certain of the Services from the following Consultant facilities:

•     Ltd. Development Center

IT Plaza

E-8 Gulmohar Bhopal India 462039

  •      CoreCard (ISC Software Pvt. Ltd) Mumbai office: No-708

  to 713 Balaji V Times Square; CBD - Belapur, Navi

  Mumbi-400614

•      1 Decembrie No 56

Timisoara 300592

Romania

(Parties agree that Consultant Personnel from such Romania location will (i) not have access to any GS production environments; (ii) not have access to any GS Data (including any personal information); and (iii) perform only development and testing functions using non-production data.)

•      OneMeca Way Norcross, GA 30093

Consultant will perform certain of the Services from the following GS facilities [***]:

•      [***]

Timeline. The expected timeline for the Services (including all deadlines) being performed is:	Until October 31, 2019

Table 2-1: Services
Milestones. The project milestones (and their descriptions) that Consultant is to meet are:	NIA
Personnel. Consultant Personnel perfonning the Services are:	NIA
Risks/Mitigations. Project risks and mitigations are:	N/A
GS Material. GS will make the following GS Material available to Consultant:	GS will make certain GS Material available to Consultant in connection with the Ongoing Services.

Performance Criteria. Consultant will meet the following performance criteria and service levels:

General.

•         Consultant acknowledges that GS will track Consultant's performance against the following Key Performance Indicatoxs ("K.Pls").

•         KPis will be tracked through Jira tickets and CoreTrack tickets.

•         Consultant will support GS's efforts to track these KPis and will use commercially reasonable efforts to adhere to them.

•         KPis will apply only to GS production environments.

 •         Upon any failure by Consultant to meet a .KPI: (i) the terms below regarding [***] will apply; and (ii) Consultant will: (a) investigate, assemble, and preserve pertinent information with respect to, and report on the causes of, the problem, including performing a root cause analysis of the problem(s); (b) advise GS, as and to the extent requested by GS, of the status of remedial efforts being undertaken with respect to such problem; (c) minimize the impact of and correct the problem(s) and begin meeting the KPI; and· (d) talce appropriate preventive measures so that the problem does not recur.

•         Consultant will perfom1 the Services in order for the Licensed Software to meet the metrics set out in Attachment 2 to this SOW (the "System KPls").

•         Consultant will perform the Services so that only up to two (2) Production Issue Identification Failures occur in a month (the "Identification KPf').

o  "Production Issue Identification Failure" means a circumstance where GS identifies a Priority 1 Problem or a Priority 2 Problem (as each is defined in the Master License Agreement) with respect to the Licensed Software and notifies Consultant Personnel of such production issue (i.e., before the Consultant Personnel identify such production issue and/or before an automated notification is issued for such production issue).

Table 2-1: Services
• Consultant will perfonn. the Services in. order to meet the Service Levels set out in Section 5 of Exhibit B to the Master License Agreement (the "Support KPis"). [***]
GS Resources. GS will make available the following equipment, software or other materials and resources of the GS Parties and Service Providers:

GS will make available to Consultant Personnel the GS IT Assets located at the GS data center locations specified above.

If Consultant requires a new or different IT Asset to perform the Services under this SOW, Consultant promptly will notify GS and the Parties will address the issue.

Pursuant to Section 6. l(e) of the Agreement, under no circumstances shall Consultant purchase, procure or obtain any IT Asset, hardware, equipment or software 011 behalf of GS or any GS Affiliate without the prior written consent of GS. If Consultant purchases, procures or obtains any such item without such consent, GS will have no obligation to reimburse Consultant for any related expenses.

Other. Additional details regarding the Services:	NIA

B.	Deliverables

Table 2-2: Deliverable-Non-Work Product and Derivative Work of Licensed Material (per Section 8.2(b) of GTCs)
Deliverable Name.	NIA
Description.	NIA
Documentation/Specification. Acceptance Criteria (Per Acceptance process in in Section 2.7 GTCs).	NIA
GS Personnel (per Section 2.7(b) of GTCs).	NIA
Third Party Materials/Third Party Licenses (per sections 7.2(i), 7.2(j), 7.2(k) and 8.5 of GTCs).	NIA
Maintenance and Support Term Per Section 8.2 (e)(ii) of QTCs.	NIA
Section 8.2(b(Y) of QTCs re Exclusivity Applicable?	NIA

Table 2-3: Deliverable-Non-Work Product and Not Derivative Works of Licensed Material .. (per Section. 8.2(a) of GTCs)
Deliverable Name.	NIA
Description.	NIA
Documentation/Specifications/ Acceptance Criteria (per Acceptance Process in Section 2.7 of GTCs).	NIA
GS Personnel (per Section 2.7(Q) of GTCs).	NIA
Third Party Materials/Third Party Licenses (per Sections 7.2(i), 7.2 (j), 7.2(k) and 8.5 of GTCs).	NIA
Maintenance and Support Terms (per Section 8.2 (e) (ii) of GTCs).	NIA

Table 2-3: Deliverable -Non-Work Product and Not Derivative Works of Licensed Material (per Section 8.2(a) of GTCs)
Section 8.2(a)(Y) of GTCs re Exclusivity Applicable!	NIA

Table 2-4: Deliverable- Work Product (per Section 8.4 of GTCs)
* The Parties agree that GS and/or its Affiliates shall own all right, title and. interest, including all Intellectual Property rights, in and to such Work Product including related documentation.
Deliverable Name	NIA
Description.	NIA
Documentation/Specifications/ Acceptance Criteria (per Acceptance process in Section 2.7 of GTCs).	NIA
GS Personnel (per Section 2.7 (b) of G TCs).	NIA
Third Party Materials/Third Licenses (per Sections 7.2(i). 7.2(j), 7.2(k) and 8.5 of GTCs).	NIA
Maintenance and Support Terms (per Section 8.2(e)(i) of GTCs or Section 8.2(e)(ii) of GTCs (as applicable)).	NIA

C.	Updates (other than Deliverables}

Table 2-5: Update -Other Than Deliverables (per Section 2.7(ii) of GTCs)
Update Name.	NIA
Description.	NIA
Documentation/Specifications/ Acceptance Criteria (per Acceptance process in Section 2.7 of GTCs).	N/A
GS Personnel (per Section 2.7 (b) of GTCs).	NIA

III.	Fees and Expenses

A.	Charging Model. The fees for the Services performed under this SOW will be billed by Consultant in accordance with the applicable pricing model specified below.

☒	T&M.

Table 3-1: T&M Charging Model
Estimated Number of Hours (per Section 6.l(j)(i)(A) of GTC).	NIA
Forward Looking Staff and Budget Estimate (per Section 6.l(j)(i)(B) of GTCs).	NIA
Applicable T&M Rates (per Section 6.1 (i)of GTCs and Exhibit B of Agreement).

The T&M Rates in Exhibit B of Agreement apply for the Consultant Personnel performing the Ongoing Services under this SOW.

The Parties agree that GS may, in its discretion, increase or decrease the level of Services to be performed under this SOW (and thereby increase or decrease the time spent by Consultant Personnel to perform such Services).

Under no circumstances will GS have any obligation to pay Consultant, and Consultant may not charge GS, for any time spent by Consultant Personnel to remedy or address an error or failure for which Consultant Personnel are responsible.

As described in Section 6. l(j)(ii) of the GTCs, by the 15th day of each month (and in a manner consistent with Consultant's submission of invoices to GS), Consultant shall provide GS with a report regarding the preceding month that specifies the following information for each Consultant Personnel performing Services: (i) name, role and the applicable Schedule of Work; (ii) the number of hours worked during the month and to date; and (iii) a non-binding forecast of hours to be worked during the then-current month.

Approved Travel Expenses (per Section 6. l (e) of GTCs).	N/A
Approved Other Pass-Through Expenses (per Section 6. L(e) of GTCs).	N/A
Estimated Service-Related Taxes (per Section 6.2 of GTCs).	N/A

Table 3-1: T&M Charging Model
Estimated Total Charges	NIA
Authorized Expenditure Budget.	NIA
Milestone(s).	NIA

D.	Fixed Price.

Table 3-2: Fixed Price Charging Model
Firm Fixed Price.	NIA
Approved Travel Expenses (per Section 6.l(e) GTCs, if not in Fixed Price).	NIA
Approved Other Pass-Through Expenses (per Section 6.1(e) of GTCs, if not in Fixed Price).	NIA
Estimated Service-Related Taxes (per Section 6.2 of GTCs).	NIA
Estimated Total Charges.	NIA
Milestone(s).	NIA

B.	Annual Fees for Maintenance and Support.

Table 3-3: Annual Fees for MainteWUlce and Support
For Deliverables - Derivative Works of Licensed Material (per Section 8.2(e)(i) of GTCs).	NIA
For Deliverables - Not Derivative Works of Licensed Material (per Section 8.2 (e) (iii) of GTCs).	NIA

IV.	Kev Personnel for SOW

The Key Personnel for this SOW are as set forth in the following table.

Table4
Key Personnel for SOW
Position	Name	Location
Director of Operations	[***]	Atlanta, GA
Chief Network Engineer	[***]	Atlanta, GA

V.	Conflicts with Agreement and SOW Overrides

Pursuant to Section 10. l 7(b) of the GTCs, if there is a conflict between the provisions of this SOW and the provisions of the Agreement, the provisions of the Agreement will control except as to provisions specifically identified below as modifying or amending specified provisions of the Agreement. Any such modifications or amendments specifically identified below (a) will be void unless approved by Consultant's legal department in writing, and (b) if so approved, will control for purposes of this SOW only.

Table 5
Agreement Reference	SOW Override
NIA	N/A
NIA	NIA

[End of Main Terms of SOW]

[Signature page follows]

The Parties have caused this SOW to be executed by their respective duly authorized representatives.

THE GOLDMAN SACHS GROUP, INC.	CORECARD SOFTWARE, INC.
By: /s/ Elizabeth Overbay	By: /s/ Matt White
Name: Elizabeth Overbay	Name: Matt White
Title: Authorized Signatory	Title: CFO
Date: 8/7/19

APPROVAL BY CORECARD LEGAL (necessary if there (i) is any Work Product under this SOW; and/or (ii) are any SOW overrides in Section V of this SOW)
By_ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Name:

Title:

Date:

APPROVAL BY CORECARD SENIOR
OFFICER
(necessary if there is any Work Product under
this SOW)

By _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Name:

Title:

Date:

GS-CoreCard Confidential

ATTACHMENT 1 TO SOW NO. 2

ADDITIONAL DESCRIPTION OF MANAGED SERVICES SCOPE

Provided separately.

GS-CoreCard Confidential

ATTACHMENT 2 TO SOW NO, 2

KPIS RE LICENSED SOFTWARE

[***]

[***] Certain portions of this exhibit have been omitted because they are not material and the registrant customarily and actually treats that information as private or confidential.

AMENDMENT No. 2 to Schedule of Work No. 2

This Amendment No. 2 ("Amendment") to Schedule of Work No. 2 (the "SOW No. 2'') effective as of August 1, 2019, by and between The Goldman Sachs Group, Inc. (".QS.") and CoreCard Software, Inc. ("Consultant"), is made as of January 13, 2021 ("Amendment Effective Date"), with reference to the following:

WHEREAS, GS and Consultant entered into the Master Professional Services Agreement, dated August 1, 2019 ("Agreement");

WHEREAS, the Parties entered into SOW No. 2 to govern Consultant's provision of managed services to GS;

WHEREAS, the original SOW Term of SOW No. 2 ran until October 31, 2019, and it was extended until January 15, 2021 in Amendment No. I between the parties, dated October 9, 2019 ("Amendment No. I");

WHEREAS, the Parties now wish to amend and further extend the term of SOW No. 2 as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.	Defined Terms. All terms defined in the Agreement or SOW No. 2, as applicable, except as otherwise defined herein, shall have the same meanings where used in the Agreement and/or SOW No. 2.

2.	SOW Term. The parties agree to amend and extend the SOW Term until January 15, 2022.

3.	Scope of Services. Table 2-1: Services is amended and supplemented by adding the following to the end of the right-hand column of the row titled "Scope":

•	"Consultant will perform the Services in accordance with the following metrics: [***]

4.

General. This Amendment is incorporated in, and made a part of, SOW No. 2. This Amendment may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single amendment, with the same effect as if the signatures hereto and thereto were upon the same instrument Except as amended herein and in and prior amendments to the Agreement or SOW No. 2, as applicable, the remaining terms and conditions of the Agreement and SOW No. 2 shall remain in full force and effect.

(signature page to follow)

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to SOW No. 2 to be executed by its duly authorized officer or representative set forth below.

THE GOLDMAN SACHS GROUP, INC.	CORECARD SOFTWARE, INC.
By: /s/ Scott Young	By: /s/ Matt White
Printed Name: Scott Young	Printed Name: Matt White
Title: Managing Director	Title: CFO
Date: 1/15/2021	Date: 1/13/21